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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 17, 1999


                          MADISON BANCSHARES GROUP, LTD
               (Exact name of registrant as specified in charter)


       Pennsylvania                 846809                  23-2512079
       ------------                 ------                  ----------
(State or other jurisdiction    (Commission File  (IRS Employer Identification
      of incorporation)            Number)                         Number)


1767 Sentry Parkway West, Blue Bell, Pa                     19422
---------------------------------------                     -----
(Address of principle executive offices)                 (Zip Code)


Registrant's telephone number, including area code (215) 641-1111
                                                   --------------






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ITEM 5 - OTHER EVENTS

     On August 17, 1999, the Board of Directors declared a stock dividend in the amount of ten (10%) percent, payable in shares of the Registrant's common stock. Such dividend is payable on or about September 16, 1999 to holders of the Registrant's shares of common stock on September 1, 1999. No fractional shares will be issued in connection with such dividend.

     The Registrant issued a press release regarding such dividend on August 18, 1999, which is attached hereto as an Exhibit and incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99 - Press release of the Registrant, dated August 18, 1999.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   MADISON BANCSHARES GROUP, LTD.

                                    (Registrant)


                                     By: /s/ E. Cheryl Hinkle
                                        ---------------------
                                         (Signature)
                                         E. Cheryl Hinkle
                                         Senior Vice President


Date:  August 18, 1999





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                                EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

  99                       Press Release dated August 18, 1999.